UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549[GRAPHIC OMITTED]

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                                    FORM 8-K

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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 31, 2005

                               PracticeXpert, Inc.
                               -------------------
             (Exact name of Registrant as Specified in its Charter)


           Nevada                      0-30583                 87-0622329
           ------                      -------                 ----------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
    of Incorporation or              file number)         Identification Number)
      Organization)

                       23975 Park Sorrento Drive, No. 110
                          Calabasas, California 91302
                          ---------------------------
           (Address of Principal Executive Offices including Zip Code)


                                 (818) 591-0081
                                 --------------
              (Registrant's Telephone Number, including Area Code)


                             10833 Washington Blvd.
                          Culver City, California 90232
                          -----------------------------
           Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective December 31, 2005, PracticeXpert, Inc. (the "Company") completed the sale of its medical transcription business (the "Business") to Transcend Services, Inc., a Delaware Corporation ("Transcend"), pursuant to an agreement (the "Agreement") with Transcend. The Business provides medical transcription services for physicians, hospitals and clinics. Under the terms of the Agreement, Transcend will pay up to $500,000 over three years, on an earn-out basis, with an initial payment on closing in the amount of $40,000. The amount of future consideration, if any, to be received by the Company under the earn-out will be based solely on the cash profits received by Transcend from existing customers of the Business. The Agreement was structured in such a way as to encourage future collaboration between the Company and Transcend in the joint selling of their services.

The terms and conditions of the foregoing are more fully set forth in the Agreement, a copy of which is attached hereto as Exhibit 10.1. The full text of a press release issued by the Company on January 3, 2006 regarding the foregoing is attached as Exhibit 99.1.

Item 2.05 Costs Associated with Exit or Disposal Activities

Pursuant to the Agreement, the Company has exited, and disposed of, the Business effective on December 31, 2005. The Company has incurred certain costs in connection with this transaction that will result in future expenditures. These expenditures include the write off of goodwill and other intangible assets of approximately $750,000 and employee related severance costs estimated to be $20,000.

Item 9.01 Exhibits

      The following Exhibits are filed herein:

      Exhibit 10.1 Agreement between PracticeXpert, Inc. and Transcend Services, Inc. effective on December 31, 2005


      Exhibit 99.1     Press Release issued by the Company dated January 3, 2006


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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PRACTICEXPERT, INC.

                                        (Registrant)

Dated: January 5, 2006

                                        By: /s/ Jonathan Doctor
                                           -------------------------------------
                                           Jonathan Doctor
                                           President and Chief Executive Officer


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

                               PracticeXpert, Inc.

                                Index to Exhibits


Exhibit Number        Description

Exhibit 10.1 Agreement between PracticeXpert, Inc. and Transcend Services, Inc. effective on December 31, 2005

Exhibit 99.1          Press release issued by the Company dated January 3, 2006